UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52228	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 11, 2013, Sorrento Therapeutics, Inc. (“Sorrento”) filed a Current Report on Form 8-K under Item 2.01 (the “Initial Report”) to report the completion of its acquisition of IgDraSol, Inc. (“IgDraSol”) on September 9, 2013. In response to parts (a) and (b) of Item 9.01 of the Initial Report, Sorrento indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of IgDraSol as of and for the period ending December 31, 2012 and the notes thereto are attached as Exhibit 99.1 hereto. Unaudited financial statements of IgDraSol for the six months ended June 30, 2013 and 2012, and the period from May 17, 2012 (inception) through June 30, 2013 and the notes thereto are attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information is filed as Exhibit 99.3 to this Current Report.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Kelly & Company.

99.1	Audited financial statements of IgDraSol, Inc. as of and for the period ending December 31, 2012.

99.2	Unaudited financial statements of IgDraSol, Inc. for the six months ending June 30, 2013 and 2012, and the period from May 17, 2012 (inception) through June 30, 2013.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: September 30, 2013	By:	/s/ Richard Vincent
Richard Vincent
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of Kelly & Company.

99.1	Audited financial statements of IgDraSol, Inc. as of and for the period ending December 31, 2012.

99.2	Unaudited financial statements of IgDraSol, Inc. for the six months ending June 30, 2013 and 2012, and the period from May 17, 2012 (inception) through June 30, 2013.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.